STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS – NORTHERN EQUITY INDEX FUNDS

SUPPLEMENT DATED NOVEMBER 7, 2016 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2016

1.	The first and second paragraphs of the SAI under the section entitled “PROXY VOTING—GLOBAL SUSTAINABILITY INDEX FUND ONLY” are replaced with the following:

The Trust has delegated the voting of portfolio securities to its Investment Adviser. With regard to the Global Sustainability Index Fund, the Investment Adviser has adopted the Northern Trust United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies on behalf of the Fund and the Northern Trust International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for the voting of international proxies on behalf of the Fund.

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by Institutional Shareholder Services Inc., seek to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines include certain country-specific guidelines that respond to social concerns in that country. The SRI Guidelines do not take into consideration any interest that the Investment Adviser, Distributor, or any affiliated person of the Global Sustainability Index Fund, the Investment Adviser or Distributor may have in the proposed proxy issue. See Appendix C for a complete list of the SRI Guidelines.

2.	Appendix C of the SAI is replaced with the Appendix C beginning on the following page.

Please retain this Supplement with your SAI for future reference.

United States

Northern Trust SRI Proxy Voting Guidelines

2016 Policy

Published January 27, 2016

2016 NT SRI U.S. Proxy Voting Guidelines

2 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

4 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

5 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

7 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

INTRODUCTION

Northern Trust recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Northern Trust has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

8 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

›	The board’s principal functions are widely agreed to consist of the following:

›	To select, evaluate, and if necessary replace management, including the chief executive officer;

›	To review and approve major strategies and financial objectives;

›	To advise management on significant issues;

›	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and

›	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Northern Trust classifies directors as either inside directors, affiliated directors, or independent directors.

9 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1a. Uncontested Election of Directors

Northern Trust Policy: Vote on director nominees on a case-by-case basis.

Four broad principles apply when determining votes on director nominees:

1.	Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1a-1. Board Accountability

Vote against/withhold from the entire board of directors, (except new nominees, who should be considered on a case-by-case basis) if:

1a-1(a). Problematic Takeover Defenses

Classified Board Structure:

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a dual-class capital structure, and/or a non-shareholder approved poison pill.

10 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Poison Pills:

›	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against/withhold every year until this feature is removed.

›

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote. Review such companies with classified boards yearly, and such companies with annually-elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

›	The board makes a material adverse change to an existing poison pill without shareholder approval.

›

Vote case-by-case on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors: a) the date of the pill‘s adoption relative to the date of the next meeting of shareholders - i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances; b) the issuer‘s rationale; c) the issuer’s governance structure and practices; and d) the issuer’s track record of accountability to shareholders.

1a-1(b). Problematic Audit-Related Practices

Vote against/withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive (i.e. more than 50 percent of the total fees paid to the auditor are attributable to non-audit work);

›	The company receives an adverse opinion on the company’s financial statements from its auditor; or

›

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration of such practices, as well as the company’s efforts at remediation or corrective actions, in determining whether against/withhold votes are warranted.

1a-1(c). Problematic Compensation Practices/Pay-for-Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (see Pay-for-Performance policy);

›	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

11 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	The board exhibits a significant level of poor communication and responsiveness to shareholders;

›	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

›	The company fails to submit one-time transfers of stock options to a shareholder vote; or

›	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

›	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

›

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;

›	Whether the issues raised are recurring or isolated;

›	The company’s ownership structure; and

›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

1a-1(d). Environmental, Social and Governance (ESG) Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;

›	Failure to replace management as appropriate; or

›

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1a-1(e). Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

12 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

›	The company’s ownership structure;

›	The company’s existing governance provisions;

›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;

›	Adopted supermajority vote requirements to amend the bylaws or charter; or

›	Eliminated shareholders’ ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:

›	The level of impairment of shareholders’ rights caused by the provision;

›	The company’s or the board’s rationale for adopting the provision;

›

The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,

›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

1a-2. Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

›	Rationale provided in the proxy statement for the level of implementation;

13 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	The subject matter of the proposal;

›	The level of support for and opposition to the resolution in past meetings;

›	Actions taken by the board in response to the majority vote and its engagement with shareholders;

›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

›	Other factors as appropriate.

›	The board failed to act on takeover offers where the majority of shares are tendered;

›

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

›

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

›

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

›	The company’s ownership structure and vote results;

›	Northern Trust’s analysis of whether there are compensation concerns or a history of problematic compensation practices; and

›	The previous year’s support level on the company’s say-on-pay proposal.

1a-3. Director Independence

Vote against/withhold from all the entire slate if the full board is less than majority independent.

Vote against/withhold from Inside Directors and Affiliated Outside Directors (per Categorization of Directors) when:

›	The inside or affiliated outside director serves on any of the three key committees; audit, compensation, or nominating;

›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1a-4. Director Diversity/Competence

Board Diversity

Vote against /withhold from individual directors (except new nominees) who:

›

Serve as members of the nominating committee and have failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, vote against/withhold votes from the entire board of directors.

14 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Competence

Attendance at Board and Committee Meetings

›

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;

›	Family emergencies; and

›	If the director’s total service was three meetings or fewer and the director missed only one meeting.

›

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors

Vote against or withhold from individual directors who:

›	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[3], sit on more than five public company boards; or

›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

2 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

4 Although all of a CEO’s subsidiary boards will be counted as separate boards, we will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

15 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

2016 Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

16 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Northern Trust uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Northern Trust will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Northern Trust will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Northern Trust will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services;

17 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Northern Trust will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Northern Trust may deem him or her an independent outsider.

xii For purposes of Northern Trust’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

18 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1b. Board-Related Management Proposals

1b-1. Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Northern Trust recommends against the adoption of classified boards.

Northern Trust Policy:

›	Vote for proposals to repeal classified boards and to elect all directors annually.

›	Vote against proposals to classify (stagger) the board of directors.

1b-2. Majority Vote Threshold for Director Elections

Northern Trust Policy: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

1b-3. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding — the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Northern Trust Policy: Vote against management proposals to eliminate cumulative voting.

19 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1b-4. Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Northern Trust recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Northern Trust believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated on a case-by-case basis consistent with this philosophy using Delaware law as the standard. Northern Trust may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but may oppose management proposals and support shareholder proposals in light of promoting director accountability.

Northern Trust Policy: Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for: (i) a breach of the duty of care; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) the payment of unlawful dividends; or (v) the receipt of improper personal benefits.

1b-5. Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification, directors may still be liable for an act or omission, but the company will bear the expense. Northern Trust may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Northern Trust Policy:

›

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

›

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

›

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company; and (ii) only if the director’s legal expenses would be covered.

1b-6. Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for

20 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Northern Trust Policy:

›	Vote against proposals that provide that directors may be removed only for cause.

›	Vote for proposals to restore shareholder ability to remove directors with or without cause.

›	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

›	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1b-7. Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Northern Trust supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Northern Trust Policy:

›	Vote for proposals that seek to fix the size of the board.

›	Vote case-by-case on proposals that seek to change the size or range of the board.

›	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

1b-8. Establish/Amend Nominee Qualifications

Northern Trust Policy: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

1b-9. Term Limits

Northern Trust Policy: Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

1b-10. Age Limits

Northern Trust Policy: Vote against management proposal to limit the tenure of outside directors through mandatory retirement ages.

21 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1c. Board-Related Shareholder Proposals/Initiatives

1c-1. Proxy Contests/Proxy Access- Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Northern Trust Policy: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;

›	Management’s track record;

›	Background to the proxy contest;

›	Qualifications of director nominees (both slates);

›	Strategic plan of dissident slate and quality of critique against management;

›	Likelihood that the proposed goals and objectives can be achieved (both slates);

›	Stock ownership positions; and

›	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

1c-2. Annual Election (Declassification) of the Board

Northern Trust Policy: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

1c-3. Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Northern Trust believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Northern Trust Policy: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast,

22 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

1c-4. Cumulative Voting

Northern Trust Policy: Vote for shareholder proposals to restore or permit cumulative voting.

1c-5. Majority of Independent Directors

Northern Trust believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Northern Trust will cast votes in a manner that shall encourage the independence of boards.

Northern Trust Policy:

›

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Northern Trust’s definition of independence.

›	Vote for shareholder proposals to strengthen the definition of independence for board directors.

1c-6. Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Northern Trust believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Northern Trust Policy: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

1c-7. Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Northern Trust recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Northern Trust Policy: Vote for shareholder proposals that would require the board chair to be independent of management.

1c-8. Establishment of Board Committees

Northern Trust Policy: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such

23 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

›	Level of disclosure regarding the issue for which board oversight is sought;

›	Company performance related to the issue for which board oversight is sought;

›	Board committee structure compared to that of other companies in its industry sector; and

›	The scope and structure of the proposal.

1c-9. Establish/Amend Nominee Qualifications

Northern Trust Policy: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

›	The scope and structure of the proposal.

1c-10. Board Policy on Shareholder Engagement

Northern Trust Policy: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

›	Effectively disclosed information with respect to this structure to its shareholders;

›	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

›

The company has an independent chairman or a lead director (according to Northern Trust’s definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

24 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

1c-11. Proxy Access

Northern Trust supports proxy access as an important shareholder right, one that is complementary to other best - practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Northern Trust Policy: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

›	Company-specific factors; and

›	Proposal-specific factors, including:

›	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

›	The maximum proportion of directors that shareholders may nominate each year; and

›	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

1c-12. Term Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Northern Trust Policy: Vote against shareholder proposals to limit the tenure of outside directors. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

1c-13. Age Limits

Northern Trust Policy: Vote against shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

1c-14. CEO Succession Planning

Northern Trust Policy: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

›	The reasonableness/scope of the request; and

›	The company’s existing disclosure on its current CEO succession planning process.

1c-15. Vote No Campaigns

Northern Trust Policy: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

25 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

2. RATIFICATION OF AUDITORS

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Northern Trust will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Northern Trust Policy: Vote for proposals to ratify auditors, unless any of the following apply:

›	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;

›	An auditor has a financial interest in or association with the company, and is therefore not independent;

›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

2a. Auditor-Related Shareholder Proposals

2a-1. Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Northern Trust believes that shareholders should have the ability to ratify the auditor on an annual basis.

Northern Trust Policy:

›	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.

›	Vote for proposals that ask a company to adopt a policy on auditor independence.

›	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

2a-2. Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Northern Trust supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Northern Trust also believes that the long tenure of audit firms at U.S. companies can be problematic.

26 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote for shareholder proposals to rotate company’s auditor every five years or more. Northern Trust believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

27 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3. TAKEOVER DEFENSES / SHAREHOLDER RIGHTS

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

3a. Takeover Defenses and Shareholder Rights-Related Management Proposals

3a-1. Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Northern Trust Policy: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20% trigger, flip-in or flip-over provision;

›	A term of no more than three years;

›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

28 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

›

The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

3a-2. Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Northern Trust acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Northern Trust will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Northern Trust Policy: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

›	The value of the NOLs;

›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

›

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

29 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five- percent holder);

›	The value of the NOLs;

›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

›	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;

›	Any other factors that may be applicable.

3a-3. Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Northern Trust Policy:

›

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

›	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

3a-4. Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Northern Trust Policy:

›

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

30 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3a-5. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder re solution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Service Recommendation:

›	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.

›

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

›

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[5] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

3a-6. Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Northern Trust Policy: Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline. In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

5 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

31 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3a-7. Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Northern Trust Policy:

›

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

›	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

3a-8. Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Northern Trust Policy:

›	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

›	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3a-9. Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Northern Trust Policy: Vote for management proposals to adopt confidential voting.

32 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3a-10. Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Northern Trust Policy:

›	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

›	Vote against proposals to amend the charter to include control share acquisition provisions.

›	Vote for proposals to restore voting rights to the control shares.

3a-11. Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Northern Trust Policy: Vote for proposals to opt out of control share cash-out statutes.

3a-12. Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Northern Trust Policy: Vote for proposals to opt out of state disgorgement provisions.

3a-13. State Takeover Statutes

Northern Trust Policy: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Northern Trust would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

33 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

3a-14. Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Northern Trust Policy: Vote for proposals to opt out of state freeze-out provisions.

3a-15. Reincorporation Proposals

Northern Trust Policy: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;

›	Comparison of company’s governance practices and provisions prior to and following the reincorporation;

›	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Northern Trust will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

3a-16. Amend Bylaws without Shareholder Consent

Northern Trust Policy: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

3a-17. Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Beginning in 2011, companies began to adopt bylaw provisions intended to limit the venue for shareholder lawsuits to the jurisdiction of incorporation. More recently, companies and their advisers have proposed other types of bylaws intended to limit shareholders’ litigation rights. Most notably, a May 2014 Delaware Supreme Court decision opened the door to the adoption by companies of bylaws that would require a shareholder plaintiff who sues the company unsuccessfully to pay the defendant company’s litigation expenses. Although the Delaware legislature was widely expected to enact legislation limiting the applicability of the Supreme Court’s decision to non-stock corporations, the legislature has not yet done so, and several publicly traded Delaware corporations have already adopted fee-shifting bylaws by way of a board resolution.

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

34 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

›	The company’s stated rationale for adopting such a provision;

›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

›

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under SRI’s policy on Unilateral Bylaw/Charter Amendments.

3b. Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

3b-1. Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Northern Trust Policy: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: a) a shareholder approved poison pill in place; or b) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or

›

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

3b-2. Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

35 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy:

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

›	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

3b-3. Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Northern Trust Policy: Vote for shareholder proposals that seek to remove antitakeover provisions.

3b-4. Reimburse Proxy Solicitation Expenses

Northern Trust Policy: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;

›	One or more of the dissident’s candidates is elected;

›	Shareholders are not permitted to cumulate their votes for directors;

›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

36 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

4. MISCELLANEOUS GOVERNANCE PROVISIONS

4a. Bundled Proposals

Northern Trust Policy: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4b. Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Northern Trust Policy:

›	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

›

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

4c. Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Northern Trust Policy: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

4d. Amend Quorum Requirements

Northern Trust Policy: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

4e. Amend Minor Bylaws

Northern Trust Policy: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

4f. Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Northern Trust Policy: Generally vote against other business proposals.

37 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

5. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Northern Trust Policy: Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

If, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval, Northern Trust will generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares.

›

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›	Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

›

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

›	Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include:

›	Past Board Performance;

›	The company’s use of authorized shares during the last three years.

›	The Current Request;

›	Disclosure in the proxy statement of the specific purposes of the proposed increase;

›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

›

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

38 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that Northern Trust is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

5b. Issue Stock for Use with Rights Plan

Northern Trust Policy: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

5c. Stock Distributions: Splits and Dividends

Northern Trust Policy: Vote for management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using an allowable increase calculated by Northern Trust.

5d. Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Northern Trust Policy:

›	Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

›	Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or

›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Northern Trust’s Common Stock Authorization policy.

39 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

5e. Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a device to thwart hostile takeovers without shareholder approval.

Northern Trust Policy:

›

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

›

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

›	Vote on a case-by-case basis all other proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include:

›	Past Board Performance;

›	The company’s use of authorized preferred shares during the last three years.

›	The Current Request;

›	Disclosure in the proxy statement of specific reasons for the proposed increase;

›	Disclosure in the proxy statement of specific and severe risks to shareholders for not approving the request;

›

In instances where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable cap generated by Northern Trust’s quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;

›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

Northern Trust Policy:

›	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

›	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

›	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

›	Vote for requests to require shareholder approval for blank check authorizations.

40 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

5f. Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Northern Trust Policy:

›	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

›	Vote for management proposals to eliminate par value.

5g. Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Northern Trust Policy: Generally vote against proposals to create a new class of common stock unless:

›

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

5h. Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Northern Trust Policy: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

41 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

5i. Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

›	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

›

Change in Control—Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

›	Financial Issues—company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;

›	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;

›	Conflict of interest—arm’s length transactions and managerial incentives;

›	Management’s efforts to pursue other alternatives.

Northern Trust Policy:

›	Review on a case-by-case basis proposals regarding debt restructurings.

›	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5j. Share Repurchase Programs

Northern Trust Policy: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

5k. Conversion of Securities

Northern Trust Policy: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5l. Recapitalization

Northern Trust Policy: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: Whether the capital structure is simplified ;

›	Liquidity is enhanced;

›	Fairness of conversion terms;

›	Impact on voting power and dividends;

42 of 136

[LOGO]
2016 NT SRI U.S. Proxy Voting Guidelines

›	Reasons for the reclassification;

›	Conflicts of interest;

›	Other alternatives considered.

5m. Tracking Stock

Northern Trust Policy: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;

›	Excessive increases in authorized capital stock;

›	Unfair method of distribution;

›	Diminution of voting rights;

›	Adverse conversion features;

›	Negative impact on stock option plans;

›	Alternatives such as spin-offs.

43 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6. EXECUTIVE AND DIRECTOR COMPENSATION

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Northern Trust believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

›

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.

›

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

›

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

›

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

44 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

›

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

›

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

›

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

›

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

›	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

›

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

›

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

45 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

6a. Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Northern Trust conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 index, this analysis considers the following:

Pay-for-Performance Elements:

1.	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.[6]

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

3.	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements:

4.	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median.

5.	Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;

[6]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

46 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;

›	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;

›	The completeness of disclosure and rigor of performance goals;

›	The company’s peer group benchmarking practices;

›	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;

›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

›	Realizable pay compared to grant pay; and

›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

›	Problematic practices related to non-performance-based compensation elements;

›	Incentives that may motivate excessive risk-taking; and

›	Options backdating.

Non-Performance based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

›	Egregious employment contracts:

›	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.

›	New CEO with overly generous new-hire package:

›	Excessive “make whole” provisions without sufficient rationale;

›	Any of the problematic pay practices listed under this policy.

›	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

›	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.

47 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Egregious pension/SERP (supplemental executive retirement plan) payouts:

›	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

›	Inclusion of performance-based equity or other long-term awards in the pension calculation.

›	Excessive Perquisites:

›	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

›	Extraordinary relocation benefits (including home buyouts);

›	Excessive amounts of perquisites compensation.

›	Excessive severance and/or change in control provisions:

›	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

›

New or extended arrangements that provide for change-in-control payments without involuntary job loss or substantial diminution of job duties (single-triggered or modified single-triggered, where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

›	New or extended employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

›	Excessive payments upon an executive’s termination in connection with performance failure;

›	Liberal change-in-control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.

›

Tax Reimbursements/Gross-ups: Excessive reimbursement of income taxes on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above).

›	Dividends or dividend equivalents paid on unvested performance shares or units.

›	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.

›	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO).

›

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

›	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

48 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

›	Multi-year guaranteed bonuses;

›	A single or common performance metric used for short- and long-term plans; Lucrative severance packages;

›	High pay opportunities relative to industry peers;

›	Disproportionate supplemental pensions;

›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

›	Duration of options backdating;

›	Size of restatement due to options backdating;

›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;

›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors on a case-by-case basis when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

›	The company’s response, including:

›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

›	Specific actions taken to address the issues that contributed to the low level of support;

›	Other recent compensation actions taken by the company.

49 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Whether the issues raised are recurring or isolated;

›	The company’s ownership structure; and

›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

6a-1. Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the MSOP proposal rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Northern Trust will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating MSOP proposals, Northern Trust will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Northern Trust Policy: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

›	Vote against management say on pay (MSOP) proposals if:

›	There is a misalignment between CEO pay and company performance (pay-for-performance);

›	The company maintains problematic pay practices;

›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

›	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

›	The situation is egregious.

50 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Vote against an equity plan on the ballot if:

›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

›	Magnitude of pay misalignment;

›	Contribution of non-performance-based equity grants to overall pay; and

›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

6a-2. Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Northern Trust will recommend a vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Northern Trust supports an annual MSOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Northern Trust Policy: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

6a-3. Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Northern Trust places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Northern Trust Policy: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;

51 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Single-trigger acceleration of unvested equity awards;

›	Excessive cash severance (>3x base salary and bonus);

›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

›

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Northern Trust will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

6a-4. Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

52 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote case-by-case on equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:

›	Automatic single-triggered award vesting upon a change in control (CIC);

›	Discretionary vesting authority;

›	Liberal share recycling on various award types;

›	Minimum vesting period for grants made under the plan.

›	Grant Practices:

›	The company’s three year burn rate relative to its industry/market cap peers;

›	Vesting requirements in most recent CEO equity grants (3-year look-back);

›	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

›	Whether the company maintains a claw-back policy;

›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

›	Awards may vest in connection with a liberal change-of-control definition;

›

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

6a-4(a). Plan Cost

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

53 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.7

6a-4(b). Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

6a-4(c). Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, we may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;

[7]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

54 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Contribution of non–performance-based equity grants to overall pay; and

›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

6a-4(d). Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2)  percentage points plus or minus the prior year’s burn-rate benchmark.

6a-4(e). Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

6b. Other Compensation Plans

6b-1. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Northern Trust Policy: Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

›	Is only to include administrative features;

›	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

›

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

55 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders;

›	The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

›

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap;

›

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

6b-2. Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

6b-2(a). Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look - back feature in the program.. Therefore, some companies offer nonqualified ESPPs.

Northern Trust Policy: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;

›	Offering period is 27 months or less; and

›	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or

›	Offering period is greater than 27 months; or

›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

56 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6b-2(b). Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Northern Trust Policy: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

6b-3. Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Northern Trust Policy: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

57 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6b-4. Option Exchange Programs/Repricing Options

Northern Trust Policy: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

›	Rationale for the re-pricing – was the stock price decline beyond management’s control?

›	Is this a value-for-value exchange?

›	Are surrendered stock options added back to the plan reserve?

›	Option vesting – does the new option vest immediately or is there a black-out period?

›	Term of the option – the term should remain the same as that of the replaced option;

›	Exercise price – should be set at fair market or a premium to market;

›	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

6b-5. Stock Plans in Lieu of Cash

Northern Trust Policy:

›	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

›	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

›

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Northern Trust will not make any adjustments to carve out the in-lieu-of cash compensation.

58 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6b-6. Transfer Stock Option (TSO) Programs

Northern Trust Policy: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;

›

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following: 1) Eligibility; 2) Vesting; 3) Bid-price; 4) Term of options; 5) Cost of the program and impact of the TSOs on company’s total option expense; 6) Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

6b-7. 401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Northern Trust Policy: Vote for proposals to implement a 401(k) savings plan for employees.

6b-8. Severance Agreements for Executives/Golden Parachutes

Northern Trust Policy: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;

›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

59 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

6c. Criteria for Evaluating Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Northern Trust recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

6c-1. Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

60 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote case-by-case on compensation plans for non-employee directors, based on:

›

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

›	The company’s three year burn rate relative to its industry/market cap peers; and

›	Certain plan features.

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	Director stock ownership guidelines with a minimum of three times the annual cash retainer;

›	Vesting schedule or mandatory holding/deferral period - a minimum vesting of three years for stock options or restricted stock, or deferred stock payable at the end of a three-year deferral period;

›

Mix between cash and equity - a balanced mix of cash and equity, e.g. 40% cash/60% equity or 50% cash/50% equity, or if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

›	No retirement/benefits, or perquisites provided to non-employee directors;

›

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include; name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

6c-2. Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Northern Trust Policy: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

6c-3. Director Retirement Plans

Northern Trust Policy:

›	Vote against retirement plans for non-employee directors.

›	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

61 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6d. Shareholder Proposals on Compensation

6d-1. Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock - based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Northern Trust Policy: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

6d-2. Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Northern Trust Policy:

›	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

›	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

6d-3. Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Northern Trust Policy: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

6d-4. Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Northern Trust does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

62 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy:

›	Vote for shareholder proposals seeking to limit repricing.

›	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

6d-5. Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Northern Trust Policy: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6d-6. Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn a IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Northern Trust Policy:

›	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

›	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

6d-7. Performance-Based Equity Awards

Northern Trust supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Northern Trust supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

63 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

6d-8. Pay for Superior Performance

Northern Trust Policy: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

›	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

›	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

›

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

›

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

›

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

64 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?

›	What type of industry and stage of business cycle does the company belong to?

6d-9. Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Northern Trust Policy:

›

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

›	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

6d-10. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Northern Trust Policy: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

6d-11. Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Northern Trust Policy: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

65 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

›

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

›	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

6d-12. Tax Gross-up Proposals

Northern Trust Policy: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

6d-13. Compensation Consultants - Disclosure of Board or Company’s Utilization

Northern Trust Policy: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

6d-14. Golden Coffins/Executive Death Benefits

Northern Trust Policy: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

6d-15. Recoup Bonuses

Northern Trust Policy: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

›	If the company has adopted a formal recoupment bonus policy;

›	If the company has chronic restatement history or material financial problems;

›	If the company’s policy substantially addresses the concerns raised by the proponent.

66 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6d-16. Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Northern Trust Policy: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

6d-17. Bonus Banking

Northern Trust Policy: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;

›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

›	Whether the company has a rigorous claw-back policy in place.

6d-18. Hold Equity Past Retirement or for a Significant Period of Time

Northern Trust Policy: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;

›	The time period required to retain the shares;

›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

›	Whether the company has any other policies aimed at mitigating risk taking by executives;

›	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

6d-19. Non-Deductible Compensation

Northern Trust Policy: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

67 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

6d-20. Pre-Arranged Trading Plans (10b5-1 Plans)

Northern Trust Policy: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

›	An executive may not trade in company stock outside the 10b5-1 Plan;

›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

68 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

7. MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7a. Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Northern Trust Policy: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

›

Valuation - is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

›	Market reaction - how has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;

›

Strategic rationale - does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

›	Negotiations and process - were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?

›	Conflicts of interest - are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?

›	Governance - will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?

69 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Stakeholder impact - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Votes on Special Purpose Acquisition Corporation (SPAC) mergers and acquisitions are considered on a case-by-case basis taking into account: a) valuation; b) market reaction; c) deal timing; d) negotiations and process; e) conflicts of interest; f) voting agreements; and g) post-merger governance.

7b. Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Northern Trust Policy: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;

›	Percentage ownership of current shareholders in the reorganized company;

›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

›	Existence of a superior alternative to the plan of reorganization;

›	Governance of the reorganized company.

7c. Spin-offs

Northern Trust Policy: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

7d. Asset Purchases

Northern Trust Policy: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

70 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

7e. Asset Sales

Northern Trust Policy: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

7f. Liquidations

Northern Trust Policy: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

7g. Joint Ventures

Northern Trust Policy: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

7h. Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Northern Trust Policy: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7i. Going Private/Dark Transactions (LBOs and Minority Squeeze-outs)

Northern Trust Policy: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

›	Are all shareholders able to participate in the transaction?

›	Will there be a liquid market for remaining shareholders following the transaction?

›	Does the company have strong corporate governance?

›	Will insiders reap the gains of control following the proposed transaction?

›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

71 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

7j. Private Placements/Warrants/Convertible Debentures

Northern Trust Policy: Vote case-by-case on proposals regarding private placements taking into consideration:

›	Dilution to existing shareholders’ position.

›	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

›	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

›

When evaluating the magnitude of a private placement discount or premium, Northern Trust will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

›

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

›

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

›

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

›	Minority versus majority ownership and corresponding minority discount or majority control premium

›	Conflicts of interest

›	Conflicts of interest should be viewed from the perspective of the company and the investor.

›	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

›	Market reaction

›	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

7k. Formation of Holding Company

Northern Trust Policy:

›

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

72 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

7l. Value Maximization Shareholder Proposals

Northern Trust Policy: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;

›	Signs of entrenched board and management;

›	Strategic plan in place for improving value;

›	Likelihood of receiving reasonable value in a sale or dissolution;

›	Whether company is actively exploring its strategic options, including retaining a financial advisor.

73 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8. SOCIAL AND ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;

›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;

›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;

›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Northern Trust Policy: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Northern Trust will analyze the following factors:

›	Whether the proposal itself is well framed and reasonable;

›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

›	Whether the subject of the proposal is best left to the discretion of the board;

›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

›

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Northern Trust supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested.

74 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Northern Trust supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

8a. Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

›	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;

›	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;

›

The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

›	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;

›	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;

›	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;

›	A commitment to diversity in the workforce can lead to superior financial returns.

8a-1. Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

75 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy:

›	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.

›	Vote for shareholder proposals asking for reports on board diversity.

›	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

8a-2. Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Northern Trust Policy: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

8a-3. Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Northern Trust Policy:

›	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

›

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

›	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

›	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

8a-4. Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities

76 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Northern Trust Policy:

›	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.

›	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

8a-5. Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Northern Trust Policy:

›	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.

›	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

›	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

8a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Northern Trust Policy: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

77 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8b. Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Northern Trust generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

8b-1. Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 185 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 185 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Northern Trust Policy:

›	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

78 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

›

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

›

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

›

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

›	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

›

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

›

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

8b-2. Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Northern Trust Policy: Vote for shareholder proposals to report on or implement the MacBride Principles.

8b-3. Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any

79 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Northern Trust Policy: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

8b-4. Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Northern Trust Policy: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

8b-5. Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Northern Trust Policy: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

8b-6. Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets

80 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Northern Trust Policy: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

›	Current disclosure of applicable risk assessment(s) and risk management procedures; Compliance with U.S. sanctions and laws;

›	Consideration of other international policies, standards, and laws;

›	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

8b-6(a). Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Northern Trust Policy:

›	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

›	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

›	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

81 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8b-6(b). Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Northern Trust Policy:

›	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China

›	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

8b-6(c). Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Northern Trust Policy:

›	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.

›	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

8b-6(d). Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of

82 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Northern Trust Policy: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

›	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

›	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

›	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

›	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

›	The level of controversy or litigation related to the company’s international human rights policies and procedures.

8b-7. Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Northern Trust usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Northern Trust recommends against the proposal.

Northern Trust Policy: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

8c. Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s

83 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

8c-1. Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres, (formerly known as the Coalition for Environmentally Responsible Economies,CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Northern Trust Policy:

›	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

›	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

›	Vote for shareholder proposals seeking the preparation of sustainability reports.

›	Vote for shareholder proposals to study or implement the CERES principles.

›	Vote for shareholder proposals to study or implement the Equator Principles.

84 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8c-2. Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases (GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Northern Trust Policy:

›

Vote for shareholder proposals seeking disclosure of liabilities or preparation of reports pertaining to global warming and climate change-related risks, such as financial, physical, or regulatory risks.

›	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.

›

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

›	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

8c-3. Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Northern Trust Policy:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

›	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

8c-4. Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing

85 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Northern Trust Policy: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

8c-5. Operations in Environmentally Sensitive Areas

8c-5(a). Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

8c-5(b). Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Northern Trust Policy:

›	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.

86 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.

›	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

8c-6. Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Northern Trust Policy: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

8c-7. Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Northern Trust Policy:

›	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

›	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

8c-8. Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Northern Trust Policy: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

87 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8c-9. Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Northern Trust Policy: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

8c-10. Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Northern Trust Policy:

›	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

›	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

8c-11. Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Northern Trust Policy:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

›	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

8c-12. Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Northern Trust Policy:

›	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

›	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.

›	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

88 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8c-13. Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Northern Trust Policy: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

8d. Health and Safety

8d-1. Toxic Materials

Northern Trust Policy:

›	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.

›	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.

›	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

8d-2. Product Safety

Northern Trust Policy:

›	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.

›	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

8d-3. Workplace/Facility Safety

Northern Trust Policy:

›	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

›	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

8d-4. Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are

89 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Northern Trust Policy:

›	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

›	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

8d-5. Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Northern Trust Policy:

›	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.

›	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

›	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.

›	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

8d-6. Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

90 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Northern Trust Policy:

›	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

›	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

›	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.

›	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

›	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

›	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

›	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

›	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.

›	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

8d-7. Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

91 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy:

›	Vote for shareholder proposals to prepare a report on drug pricing.

›	Vote for shareholder proposals to adopt a formal policy on drug pricing.

›	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.

›	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

›	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

8e. Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

8e-1. Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Northern Trust Policy: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

8e-2. Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Northern Trust Policy:

›	Vote for shareholder proposals to report on foreign military sales or offset agreements.

›	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

8e-3. Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium

92 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Northern Trust Policy: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

8e-4. Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Northern Trust Policy: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

8f. Animal Welfare

8f-1. Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Northern Trust generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Northern Trust recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Northern Trust will generally vote in favor of such resolutions.

Northern Trust Policy:

›	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

›	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.

›	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

›	Vote for shareholder proposals to eliminate cruel product testing methods.

›	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.

›	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.

93 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

›	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

8g. Political and Charitable Giving

8g-1. Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation

Northern Trust Policy:

›	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.

›	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

8g-2. Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Northern Trust Policy:

›	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.

›	Vote for proposals calling for a company to maintain a policy of political non-partisanship.

›	Vote against proposals asking a company to refrain from making any political contributions.

94 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

8g-3. Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Northern Trust is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Northern Trust believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Northern Trust Policy:

›	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

›	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.

›	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

8g-4. Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Northern Trust Policy: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

8h. Consumer Lending and Economic Development

8h-1. Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Northern Trust Policy: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

8h-2. Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries

95 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Northern Trust generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Northern Trust may recommend a vote against the proposal’s adoption. Northern Trust usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Northern Trust may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Northern Trust Policy:

›	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

›	Vote against shareholder proposals asking banks to forgive loans outright.

›	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

›	Vote for proposals to restructure and extend the terms of non-performing loans.

8h-3. Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Northern Trust Policy: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

8i. Miscellaneous

8i-1. Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Northern Trust Policy: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

8i-2. Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for

96 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

abortion services. As long as abortion is legal, Northern Trust’s position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Northern Trust recommends abstaining on anti-abortion and right-to-life proposals.

Northern Trust Policy: Abstain on shareholder proposals that address right to life issues.

8i3. Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Northern Trust Policy:

›	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

›	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

8i-4. Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Northern Trust Policy: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

97 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

9. MUTUAL FUND PROXIES

9a. Election of Trustees and Directors

Northern Trust Policy: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

9b. Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Northern Trust Policy: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

›	Proposed and current fee schedules;

›	Fund category/investment objective;

›	Performance benchmarks;

›	Share price performance as compared with peers;

›	Resulting fees relative to peers;

›	Assignments (where the advisor undergoes a change of control).

9c. Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Northern Trust Policy: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund’s target investments;

›	The reasons given by the fund for the change; and

›	The projected impact of the change on the portfolio.

9d. Change Fundamental Investment Objective to Non-fundamental

Northern Trust Policy: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

9e. Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

98 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

Northern Trust Policy: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;

›	The proposed distributor’s reputation and past performance;

›	The competitiveness of the fund in the industry; and

›	The terms of the agreement.

9f. Approving New Classes or Series of Shares

Northern Trust Policy: Vote for the establishment of new classes or series of shares.

9g. Convert closed-end fund to open-end fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Northern Trust Policy: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;

›	Market in which the fund invests;

›	Measures taken by the board to address the discount; and

›	Past shareholder activism, board activity, and votes on related proposals.

9h. Proxy Contests

Northern Trust Policy: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;

›	Market in which fund invests;

›	Measures taken by the board to address the issues;

›	Past shareholder activism, board activity, and votes on related proposals;

›	Strategy of the incumbents versus the dissidents;

›	Independence of directors;

›	Experience and skills of director candidates;

›	Governance profile of the company;

›	Evidence of management entrenchment.

99 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

9i. Preferred Stock Proposals

Northern Trust Policy: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;

›	Possible dilution for common shares;

›	Whether the shares can be used for antitakeover purposes.

9j. Mergers

Northern Trust Policy: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;

›	Performance of both funds;

›	Continuity of management personnel; and

›	Changes in corporate governance and their impact on shareholder rights.

9k. Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Northern Trust Policy: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

›

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

›	The company has demonstrated responsible past use of share issuances by either:

›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

9l. Change in Fund’s Subclassification

Northern Trust Policy: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

9m. Changing the Domicile of a Fund

Northern Trust Policy: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

100 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

9n. Disposition of Assets/Termination/Liquidation

Northern Trust Policy: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

9o. Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Northern Trust Policy: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

9p. Name Change Proposals

Northern Trust Policy: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

9q. 1940 Act Policies

Northern Trust Policy:

›

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

›	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

101 of 136

2016 NT SRI U.S. Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

102 of 136

International

Northern Trust SRI Proxy Voting Guidelines

2016 Policy

Published January 27, 2016

2016 NT SRI International Proxy Voting Guidelines

104 of 136

2016 NT SRI International Proxy Voting Guidelines

105 of 136

2016 NT SRI International Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Northern Trust Policy: Vote for approval of financial statements and director and auditor reports, unless:

›	There are concerns about the accounts presented or audit procedures used; or

›	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Northern Trust Policy: Vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

›	There are serious concerns about the accounts presented or the audit procedures used;

›	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

›	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

›	Name of the proposed auditors has not been published;

›	The auditors are being changed without explanation; or

›	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Northern Trust will focus on the auditor election. For concerns relating to fees paid to the auditors, Northern Trust will focus on remuneration of auditors if this is a separate voting item, otherwise Northern Trust would focus on the auditor election.

Appointment of Internal Statutory Auditors

Northern Trust Policy: Vote for the appointment or reelection of statutory auditors, unless:

›	There are serious concerns about the statutory reports presented or the audit procedures used;

›	Questions exist concerning any of the statutory auditors being appointed; or

›	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

106 of 136

2016 NT SRI International Proxy Voting Guidelines

Allocation of Income

Northern Trust Policy: Vote for approval of the allocation of income, unless:

›	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

›	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Northern Trust Policy: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Northern Trust Policy: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Northern Trust Policy: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Northern Trust Policy: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Northern Trust Policy: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Northern Trust Policy: Vote against other business when it appears as a voting item.

107 of 136

2016 NT SRI International Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

Northern Trust Policy: Vote for management nominees in the election of directors, unless:

›	Adequate disclosure has not been provided in a timely manner;

›	There are clear concerns over questionable finances or restatements;

›	There have been questionable transactions with conflicts of interest;

›	There are any records of abuses against minority shareholder interests; or

›	The board fails to meet minimum corporate governance standards, including board independence standards.

Northern Trust will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

›

Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;

›	Failure to replace management as appropriate;

›

Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

At Canadian TSX and TSXV firms, generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings.

Generally vote withhold for individual director nominees if:

›

Irrespective of whether the company has adopted a majority voting policy, the director is overboarded[2] AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2 Starting February 1, 2017, “overboarded” will be defined as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.

108 of 136

2016 NT SRI International Proxy Voting Guidelines

Cautionary language will be included in Northern Trust reports where directors are overboarded regardless of attendance

Externally-Managed Issuers (EMIs) – TSX and TSXV

Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

›	The size and scope of the management services agreement;

›	Executive compensation in comparison to issuer peers and/or similarly structured issuers;

›	Overall performance;

›	Related party transactions;

›	Board and committee independence;

›	Conflicts of interest and process for managing conflicts effectively;

›	Disclosure and independence of the decision-making process involved in the selection of the management services provider;

›	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

›	Historical compensation concerns;

›	Executives’ responsibilities; and

›	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.While a firm’s country of incorporation will remain the primary basis for evaluating companies, Northern Trust will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

In European markets, Northern Trust looks at a different set of factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best

109 of 136

2016 NT SRI International Proxy Voting Guidelines

practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Northern Trust will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain, vote against the election or reelection of any directors if the company proposes a single slate of directors.

In France, unbundled director elections are market practice. In Germany, it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Board Independence

The following policies would be applied to all widely held companies3, unless there is a majority shareholder:

›	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

›	Fewer than 50 percent of the board members elected by shareholders would be independent, or

›	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

›

In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees Northern Trust considers best suited to add value for shareholders based, as applicable, on Northern Trust European policies.

›

For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. Northern Trust will recommend a vote against the entire slate of candidates (in the case of

3 Widely held companies are interpreted as:

›	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;

›	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;

›	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

110 of 136

2016 NT SRI International Proxy Voting Guidelines

bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

›

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

›

Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

›

However, in markets where the local corporate governance code addresses board independence at controlled companies, Northern Trust will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Disclosure of Nominee Names

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for Northern Trust to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, Northern Trust will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

111 of 136

2016 NT SRI International Proxy Voting Guidelines

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

›	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

›	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

›	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling -off period; or

›	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

The Florange Act (France) – Double Voting Rights

For French companies that:

›	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

›	Do not currently have a bylaw prohibiting double-voting rights; and either

›	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or

›	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, Northern Trust may recommend against the following types of proposals:

›	The reelection of directors or supervisory board members; or

›	The approval of the discharge of directors; or

›	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Unilateral Adoption of an Advance Notice Provision

For Canadian companies, generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, Northern Trust will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

›	Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

112 of 136

2016 NT SRI International Proxy Voting Guidelines

›	Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

›	Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

Northern Trust will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, Northern Trust will take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Northern Trust will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on Northern Trust European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Northern Trust will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Northern Trust will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Northern Trust will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

113 of 136

2016 NT SRI International Proxy Voting Guidelines

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. Northern Trust may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Northern Trust may consider that the entire board fulfills the role of a committee. In such case, Northern Trust may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which Northern Trust includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

Composition of the Nominating Committee (Sweden/Norway/Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

›	A member of the executive management would be a member of the committee;

›	More than one board member who is dependent on a major shareholder would be on the committee; or

›	The chair of the board would also be the chair of the committee.

114 of 136

2016 NT SRI International Proxy Voting Guidelines

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, Northern Trust will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Northern Trust will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

Please see the International Classification of Directors on the following page.

Cumulative Voting – Middle East and Africa (MEA)

For MEA markets, in cases where:

›	Directors are proposed for (re)election through a cumulative voting system, or

›	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Northern Trust will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

›	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

›	Candidates who can be classified as independent according to SRI policy, or, failing that,

›	Candidates explicitly classified as independent per the company’s director classification.

›	Candidates whose professional background may have the following benefits:

›

Increasing the diversity of incumbent directors’ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors.

›	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

›	Incumbent board members and candidates explicitly supported by the company’s management.

115 of 136

2016 NT SRI International Proxy Voting Guidelines

Classification of Directors – International Policy 2015

Executive Director

›	Employee or executive of the company;

›	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

›	Any director who is attested by the board to be a non-independent NED;

›	Any director specifically designated as a representative of a significant shareholder of the company;

›	Any director who is also an employee or executive of a significant shareholder of the company;

›	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

›

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

›	Government representative;

›

Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

›

Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

›	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

›	Relative¹ of a current or former executive of the company or its affiliates;

›	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

›	Founder/co-founder/member of founding family but not currently an employee;

›	Former executive (five-year cooling off period);

›	Years of service[4] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

›	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]

116 of 136

2016 NT SRI International Proxy Voting Guidelines

Independent NED

›	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

›	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4 For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non- independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

5 For purposes of Northern Trust’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

117 of 136

2016 NT SRI International Proxy Voting Guidelines

Contested Director Elections

Northern Trust Policy: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Northern Trust will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

›	Company performance relative to its peers;

›	Strategy of the incumbents versus the dissidents;

›	Independence of directors/nominees;

›	Experience and skills of board candidates;

›	Governance profile of the company;

›	Evidence of management entrenchment;

›	Responsiveness to shareholders;

›	Whether a takeover offer has been rebuffed; and

›	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Northern Trust will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Board and Management

Northern Trust Policy: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

›

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

›

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

›	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote against proposals to remove approval of discharge of board and management from the agenda.

118 of 136

2016 NT SRI International Proxy Voting Guidelines

Director, Officer, and Auditor Indemnification and Liability Provisions

Northern Trust Policy:

›	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

›	Vote against proposals to indemnify auditors.

Board Structure

Northern Trust Policy:

›	Vote for proposals to fix board size.

›	Vote against the introduction of classified boards and mandatory retirement ages for directors.

›	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

119 of 136

2016 NT SRI International Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances:

Northern Trust Policy: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without preemptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). For French companies, vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted. For Hong Kong companies, generally vote for the general issuance mandate for companies that:

›	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;

›	Limit the discount to 10 percent of the market price of shares; and

›	Have no history of renewing the General Issuance Mandate several times within a period of one year.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Evaluate other share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

120 of 136

2016 NT SRI International Proxy Voting Guidelines

Increases in Authorized Capital

Northern Trust Policy: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

›	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet Northern Trust guidelines for the purpose being proposed; or

›	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Northern Trust Policy: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Northern Trust Policy: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Northern Trust Policy:

›

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

›

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Northern Trust’s guidelines on equity issuance requests.

›	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

›	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

›	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

121 of 136

2016 NT SRI International Proxy Voting Guidelines

Debt Issuance Requests

Northern Trust Policy: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Northern Trust’s guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Northern Trust Policy: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Northern Trust Policy: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

Northern Trust Policy: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

›	A repurchase limit of up to 10 percent of outstanding issued share capital;

›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

›	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Northern Trust may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and

›	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Northern Trust will evaluate the proposal based on the company’s historical practice. However, Northern Trust expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

›	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

›	Duration of no more than 18 months.

In addition, Northern Trust will recommend against any proposal where:

›	The repurchase can be used for takeover defenses;

122 of 136

2016 NT SRI International Proxy Voting Guidelines

›	There is clear evidence of abuse;

›	There is no safeguard against selective buybacks;

›	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

›	The duration of the authorization is limited in time to no more than 18 months;

›	The total number of shares covered by the authorization is disclosed;

›

The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

›	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

›	The company has a clean track record regarding repurchases.

Reissuance of Shares Repurchased

Northern Trust Policy: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Northern Trust Policy: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Northern Trust Policy: For Canadian companies, vote case-by-case on private placement issuances taking into account:

›	Whether other resolutions are bundled with the issuance;

›	Whether the rationale for the private placement issuance is disclosed;

›	Dilution to existing shareholders’ position:

›	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

›	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

›	Market reaction: The market’s response to the proposed private placement since announcement; and

›	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

123 of 136

2016 NT SRI International Proxy Voting Guidelines

4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the Northern Trust Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

›	Provide shareholders with clear, comprehensive compensation disclosures;

›	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

›	Avoid arrangements that risk “pay for failure;”

›	Maintain an independent and effective compensation committee;

›	Avoid inappropriate pay to non-executive directors.

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Northern Trust believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Northern Trust has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Northern Trust analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

›	Executive compensation-related proposals; and

›	Non-executive director compensation-related proposals

Executive Compensation-Related Proposals

Northern Trust Policy: Northern Trust will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

›	Provide shareholders with clear and comprehensive compensation disclosures:

›	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

›

The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

›	Companies shall adequately disclose all elements of the compensation, including:

›	Any short- or long-term compensation component must include a maximum award limit.

›

Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

124 of 136

2016 NT SRI International Proxy Voting Guidelines

›	Discretionary payments, if applicable.

›	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

›	The structure of the company’s short-term incentive plan shall be appropriate.

›	The compensation policy must notably avoid guaranteed or discretionary compensation.

›	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

›	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Northern Trust’s general policy for equity-based plans; and

›	For awards granted to executives, Northern Trust will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

›	The balance between short- and long-term variable compensation shall be appropriate

›	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

›	Avoid arrangements that risk “pay for failure”:

›	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

›	There shall be a clear link between the company’s performance and variable awards.

›	There shall not be significant discrepancies between the company’s performance and real executive payouts.

›	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

›	Significant pay increases shall be explained by a detailed and compelling disclosure.

›	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

›

Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

›	Maintain an independent and effective compensation committee:

›	No executives may serve on the compensation committee.

›	In certain markets the compensation committee shall be composed of a majority of independent members, as per Northern Trust policies on director election and board or committee composition.

In addition to the above, Northern Trust will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific Northern Trust voting policies.

Non-Executive Director Compensation

›	Avoid inappropriate pay to non-executive directors.

125 of 136

2016 NT SRI International Proxy Voting Guidelines

Northern Trust Policy: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

›	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

›	Proposed amounts are excessive relative to other companies in the country or industry.

›	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

›	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

›	Proposals introduce retirement benefits for non-executive directors.

Vote on a case-by-case basis where:

›	Proposals include both cash and share-based components to non-executive directors.

›	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Northern Trust Policy: Generally vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Northern Trust guidelines:

›

The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under Northern Trust criteria (challenging criteria). In addition, for companies in Hong Kong and Singapore, Northern Trust will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company;

›	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

›	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

›	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

›	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

126 of 136

2016 NT SRI International Proxy Voting Guidelines

›

In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

›	The (re)election of members of the remuneration committee;

›	The discharge of directors; or

›	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Northern Trust Policy:

Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

•	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan; Having

•	significantly higher expected dividends than actual historical dividends; Favorably

•	adjusting the terms of existing options plans without valid reason; and/or Any other

•	provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Northern Trust will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

127 of 136

2016 NT SRI International Proxy Voting Guidelines

Share Matching Plans (Sweden and Norway)

Northern Trust Policy:

Northern Trust considers the following factors when evaluating share matching plans:

•	For every share matching plan, Northern Trust requires a holding period.

•	For plans without performance criteria, the shares must be purchased at market price.

•

“For broad-based share matching plans directed at all employees, Northern Trust accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

•

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Northern Trust’s guidelines.

Canadian Guidelines

Northern Trust Policy: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

›	There is a misalignment between CEO pay and company performance (pay for performance);

›	The company maintains problematic pay practices; or

›	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance:

›

Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

›	Evaluation of peer group benchmarking used to set target pay or award opportunities;

›	Analysis of company performance and executive pay trends over time, taking into account our Pay-for- Performance policy;

›	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

›

Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and

128 of 136

2016 NT SRI International Proxy Voting Guidelines

equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.); Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks,

›	holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

›	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

›

Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Northern Trust Policy: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Equity Compensation Plans

Northern Trust Policy: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan[4] are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

›

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:

›	Absence of problematic change-in-control (CIC) provisions, including:

›	Single-trigger acceleration of award vesting in connection with a CIC; and

4 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

129 of 136

2016 NT SRI International Proxy Voting Guidelines

›	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

›	No financial assistance to plan participants for the exercise or settlement of awards;

›	Public disclosure of the full text of the plan document; and

›	Reasonable share dilution from equity plans relative to market best practices.

›	Grant Practices:

›	Reasonable three-year average burn rate relative to market best practices;

›	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

›	The issuance of performance-based equity to the CEO;

›	A clawback provision applicable to equity awards; and

›	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

›	Discretionary or insufficiently limited non-employee director participation;

›	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

›	A history of repricing stock options without shareholder approval (three-year look-back);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

›	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Northern Trust Policy: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

›	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

›

Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

›	Purchase price is at least 80 percent of fair market value with no employer contribution;

›	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

130 of 136

2016 NT SRI International Proxy Voting Guidelines

›	The Plan Amendment Provision requires shareholder approval for amendments to:

›	The number of shares reserved for the plan;

›	The allowable purchase price discount;

›	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Northern Trust compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Northern Trust will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Northern Trust Policy: Generally vote for Deferred Compensation Plans if:

›	Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

›	Director stock ownership guidelines of a minimum of three times annual cash retainer;

›	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;

›	The mix of remuneration between cash and equity;

›	Other forms of equity-based compensation, i.e. stock options, restricted stock.

International Guidelines

Northern Trust Policy: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

131 of 136

2016 NT SRI International Proxy Voting Guidelines

5. OTHER ITEMS

Reorganizations/Restructurings

Northern Trust Policy: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Northern Trust Policy: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Northern Trust reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Northern Trust places emphasis on the offer premium, market reaction, and strategic rationale;

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause Northern Trust to scrutinize a deal more closely;

›

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

›

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Northern Trust will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

›

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

›	Stakeholder impact - Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Northern Trust Policy: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Northern Trust Policy: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Northern Trust Policy: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

132 of 136

2016 NT SRI International Proxy Voting Guidelines

Related-Party Transactions

Northern Trust Policy: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

›	The parties on either side of the transaction;

›	The nature of the asset to be transferred/service to be provided;

›	The pricing of the transaction (and any associated professional valuation);

›	The views of independent directors (where provided);

›	The views of an independent financial adviser (where appointed);

›	Whether any entities party to the transaction (including advisers) is conflicted; and

›	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Northern Trust may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Antitakeover Mechanisms

Northern Trust Policy: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Social and Environmental Proposals

Northern Trust Policy: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. In determining votes on shareholder social and environmental proposals, the following factors are considered:

›	Whether the proposal itself is well framed and reasonable;

›	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

›	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

›	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

›	Whether the subject of the proposal is best left to the discretion of the board;

›	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

›	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

133 of 136

2016 NT SRI International Proxy Voting Guidelines

›	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

›

If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

›	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Generally vote for social and environmental shareholder proposals that seek greater disclosure on topics such as human/labor rights, workplace safety, environmental practices and climate change risk, sustainable business practices etc.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

134 of 136

2016 NT SRI International Proxy Voting Guidelines

6. FOREIGN PRIVATE ISSUERS

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee,each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

135 of 136

2016 NT SRI International Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

136 of 136